UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5750 New King Drive, Suite 320 Troy, MI 48098
(Address of principal executive offices)

Registrant's telephone number:  (833) 374-7282

27680 Franklin Rd. Southfield, MI 48034
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	SAUC	The NASDAQ Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On July 3, 2019, Diversified Restaurant Holdings, Inc. (the “Company”) announced that David G. Burke has resigned as President and Chief Executive Officer and as a Director of the Company effective as of June 27, 2019, and that Phyllis A. Knight has resigned as Chief Financial Officer and Treasurer effective as of June 27, 2019.

(c)    On June 29, 2019, the Board of Directors appointed T. Michael Ansley, the Executive Chairman of the Board of Directors, to serve as acting President and Chief Executive Officer. Information regarding Mr. Ansley required by Items 401(b), 401(d), 401(e) and 404(a) of Regulation S-K is incorporated in this report by reference from the following sections of the Company’s Report on Form 10-K for the fiscal year ended December 30, 2018, filed with the U.S. Securities and Exchange Commission on April 4, 2019: Item 12, Security Ownership of Certain Beneficial Ownership and Management and Related Stockholder Matters - Information About Director Nominees and Executive Officers, and Item 13, Certain Relationships and Related Transactions, and Director Independence - Transactions with Related Persons - Certain Transactions.

On July 2, 2019, the Board of Directors appointed Toni Werner, age 42, to serve as Interim Chief Financial Officer. Ms. Werner has served as Controller of the Company since May 2014.

(e)    In connection with their resignations, the Company, Mr. Burke and Ms. Knight have agreed to the general terms of Separation Agreements which will be disclosed once finalized. Among other matters, the Separation Agreements will provide that Mr. Burke will receive severance payments in the aggregate amount of $535,800 payable over the course of one year, and Ms. Knight will receive severance payments in the aggregate amount of $404,200 payable over the course of one year. In addition, the restricted stock awards for 333,334 shares held by Mr. Burke and the restricted stock awards for 281,334 shares held by Ms. Knight under the Company’s applicable equity incentive plans will vest immediately to the extent not already vested.

A copy of the Company’s press release issued in connection with the matters reported in this report is furnished as Exhibit 99.1 to this report and incorporated in this report by reference.

Item 9.01 Financial Statement and Exhibits
(d) Exhibits

Exhibit No.     Description

99.1 Press Release dated July 3, 2019 of Diversified Restaurant Holdings, Inc.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated:	July 3, 2019	By:	/s/ T. Michael Ansley
		Name:	T. Michael Ansley
		Title:	Acting President (Principal Executive Officer)